IBM Investor Day 2025 Exhibit 99.1

Today’s Presenters Arvind Krishna Chairman, President & CEO Matt Hicks President & CEO, Red Hat Ric Lewis SVP, Infrastructure Rob Thomas SVP, Software and Chief Commercial Officer Jay Gambetta VP of Quantum, IBM Fellow Olympia McNerney Global Head of IR Mohamad Ali SVP, IBM Consulting James Kavanaugh SVP and CFO Ritika Gunnar GM, Data Platform

Agenda Opening Remarks Olympia McNerney Transformation and Vision Arvind Krishna AI Strategy Matt Hicks & Ritika Gunnar Software Rob Thomas Consulting Mohamad Ali Infrastructure Ric Lewis Break Quantum Jay Gambetta Financial Model James Kavanaugh Q&A

Forward-looking statements and non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), these materials contain certain non-GAAP information including operating earnings and other “operating” financial measures, free cash flow, free cash flow margin, free cash flow realization, post- dividend free cash flow, adjusted EBITDA and adjustments for currency. The company is unable to provide, without unreasonable efforts, a reconciliation to the nearest GAAP measure for certain forward-looking information. Refer to slide 100 for additional information regarding why it is impractical. From time to time, the company uses free cash flow margin, free cash flow realization and post-dividend free cash flow measures to evaluate its operating results. The rationale for management’s use of other non-GAAP information included within is included as Exhibit 99.2 to the company’s Form 8-K furnished to the SEC on February 4, 2025. The reconciliations of non-GAAP information to GAAP for IBM’s historical financial results are included in the company’s 8-K furnished on January 29, 2025 (2024 and 2023), on January 24, 2024 (2022), and the company’s 10-K filed on February 22, 2022 (2021), and on February 23, 2021 (2020). The reconciliation of non-GAAP information to GAAP for IBM’s full- year expectations of 2025 pre-tax income margin is included in the company’s 8- K furnished on January 29, 2025. Additional reconciliations of non-GAAP information to GAAP for other measures noted within and as indicated on slide 100 are included on the slides entitled “Non-GAAP supplemental materials” in this presentation. To provide better transparency, the company also discusses management performance metrics including annual recurring revenue and annual bookings. The metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation, as well as other information including the definition of book of business, are included in Exhibit 99.2 to the company’s Form 8-K furnished to the SEC on February 4, 2025. 4

Transformation and Vision Arvind Krishna Chairman, President and Chief Executive Officer

IBM is reshaping how businesses operate 93% of all Fortune 500 companies leverage IBM’s hybrid cloud products and solutions >$5B AI book of business across Software and Consulting ~80% of IBM’s revenue from clients who purchase across Software, Consulting, and Infrastructure Leading in hybrid cloud Leading in AI Leading as IBM All data as of end of 2024 Note 9 6

Delivered on our mid-term model targets Met revenue growth across all segments Exceeded profitability targets Achieved highest FCF margin in history in 2024 $63B 2024 revenue $12.7B 2024 free cash flow 7 All data as of end of 2024 Note 1

Our flywheel for growth Client Trust Incumbency over 100 years, powering mission-critical solutions Hybrid Cloud & AI Leadership The de facto platform for hybrid cloud; early leadership position in AI Domain Expertise Helping clients design, deploy, and drive ROI Ecosystem Multiplier Leveraging our extensive partner network Investment in Innovation Driving sustainable long-term growth 8

Our strategy is uniquely positioned around two transformative technological shifts new applications by 202821B+ 73% of companies use hybrid cloud today1 in annual productivity gains driven by AI by 20303$4.4T of all AI deployments will use containers by 2027475% Hybrid Cloud + AI 9 1 Flexera 2 1 Billion New Logical Applications, April 2024, IDC, Doc #US51953724 3 McKinsey 4 Gartner

Technology is the ultimate enabler of our clients’ growth 10 Business innovation Deploying new technology to evolve and scale for growth amidst disruption Operational efficiency Optimizing internal processes and resources to meet demands, including talent gaps Strategic flexibility Managing data and applications for resilience across distributed IT environments →drives value for

IBM’s leading solutions deliver value to clients 11 GenAI watsonx infused throughout, driving growth through productivity Hybrid Cloud Managing distributed IT environments Automation Data Domain Expertise IBM Z and Transaction Processing Optimizing for complexity and cost Eliminating complexity and driving insights Designing and accelerating business outcomes Supporting the most critical workloads IBM Consulting

Red Hat is the de facto standard for hybrid cloud Significant growth since acquisition announcement $1.7T Hybrid cloud opportunity1 Top 3 Market share in containers – across cloud and on-prem2 1 Hybrid cloud software, hardware and IT services market in 2025, per IDC Black Book, December 2024 2 Worldwide Competitive Deployment Centric and Container Platforms, March 2024, IDC, Doc #US51922224 3 Refer to Exhibit 99.2 to the company’s Form 8-K furnished to the SEC on February 4, 2025 for definition of ARR $6.5B in Red Hat 2024 revenue from ~$3B pre-acquisition >13x growth in OpenShift revenue to ~$1.4B ARR in 2024 3 ~8x growth in Ansible revenue to ~$500M ARR in 2024 3 $16B in Consulting bookings through 2024 12

Open Cost Efficient Hybrid Domain Expertise Driving rapid innovation leveraging the developer community Enterprise-ready fit for purpose models with 90% better cost efficiency Fulfilling and optimizing the need for sovereignty and flexibility Accelerating client adoption and experience Our AI strategy focuses on more transparent and efficient enterprise solutions 13 IBM Consulting

IBM’s integrated portfolio addresses enterprise AI needs 14

Our approach is driving strong momentum in GenAI GenAI book of business, inception to date Note 9 15

Synergies across platforms accelerate our value to clients Hybrid cloud migration Data management Improved operational efficiency Modernized IT footprint Container-based architecture Application development Digital payment enablement Scalable customer experience Customized generative AI Data curation and governance Unprecedented fan experience Secure digital platform 16

Risk tolerance Fostering a culture of accountability and working with clients to take shared, calculated risks 2 Speed Empowering teams to accelerate innovation and delivery of solutions 1 Talent Strengthening recruiting and retention with revamped incentives and emphasis on technical skills 3 We’ve created a culture that fosters growth and performance 17

Delivering a new era of innovation at IBM Increased R&D to 12% from 9%1 Accelerating innovation speed 1 Represents FY expense to revenue ratio, from 2020 (as-reported in 2020 10-K) to 2024 2 As of Q4, 2024 Note 6, 9 18 Infrastructure 120% z16 program to program growth2 Consulting >$4B GenAI bookings, inception to date Software Accelerated growth to 9% in 2024

75% Of acquisition spend on software ~1-2pts Points of revenue growth driven by acquisitions Augmented by a focused acquisition and divesture strategy July 2019 June 2021 August 2023 July 2024 Pending November 2021 February 2024 December 2024 November 2020 December 2022 Dates indicate transaction close Note 12 June 2022 November 2024 September 2024 19 Selected Divestitures & Partnerships Selected Acquisitions

Created an ecosystem multiplier through our partner network Managed Service Providers Distribution & Resell Partners Consultancies & System Integrators Developer Community Independent Software Vendors Ecosystem GenAI partners Strategic partners 20

Driving value through portfolio optimization and cost discipline 1 Annualized exit run rate 2 2020 data as-reported in 2020 10-K Note 2 PTI Margin Promoting focus and efficiency across our business Optimizing the portfolio with an emphasis on growth Infusing generative AI at scale as client zero Growing wallet share with experiential and technical sales Leveraging partners to expand market reach Executed on $3.5B in productivity savings in 20241 21 2

119% total shareholder returns, trailing three years2 ~75pts ahead of the S&P 500, trailing three years2 >$130B value created, trailing three years2,3 29 years of consecutive dividend increases Driving value for shareholders We are delivering sustainable revenue and free cash flow growth 1 2018-2020 using reported revenue in each reference year’s 10 -K 2 Shareholder return data represents trailing three years as of January 30, 2025 3 Value creation includes growth in market capitalization and dividends 4 FCF margin as of 2020, 2024, and 2025 Note 3, 5, 12, 13 15% 20% ~21% Source: CapIQ 22 1 Annualized revenue growth FCF Margin4

IBM is committed to maximizing value for shareholders A radically different company Focused Hybrid Cloud and AI portfolio aligned to client needs + a culture of growth and performance Accelerating revenue growth to 5%+ Proven repositioning, on path to accelerate growth Delivering FCF growth > revenue growth Ongoing productivity initiatives and operating leverage Returning capital to shareholders Dividend growth and financial flexibility for opportunistic share repurchase 23 Note 12

AI Strategy Matt Hicks Chief Executive Officer, Red Hat Ritika Gunnar General Manager, Data

Enterprise AI is an attractive AI market Total Enterprise AI spend ($B) Sizable and rapidly growing market1… … despite early days of generative AI2 1 IDC Worldwide AI & Generative AI Spending Guide, September 2024, IDC, Doc #US52520724 2 BCG “Where’s the Value in AI” Oct 2024, N=1,000 25 of enterprises have experimented with GenAI 98% have scaled experiments into production 26% Yet only

Solving enterprise pain points will accelerate adoption 1 Customer Perspectives on AI-ready Infrastructure Priorities, March 2024, IDC, Doc #US51664624 2 Deloitte “State of Generative AI in the Enterprise Q3” Aug 2024 3 IBM IBV “The CEO’s guide to generative AI” Jul 2023 26 85% Companies seeking alternatives to large models¹ Cost High technical and operational costs drive enterprises to seek cost efficient solutions 75% Companies investing more in data management due to GenAI² Complexity Beyond models… need data and apps across hybrid environments, with data and security as top challenges 71% Executives believe their teams lack appropriate GenAI skills³ Expertise Complexity integrating AI into business workflows requires technical and domain expertise

Open Cost Efficient Hybrid Domain Expertise Driving rapid innovation leveraging the developer community Enterprise-ready fit for purpose models with 90% better cost efficiency Fulfilling and optimizing the need for sovereignty and flexibility Accelerating client adoption and experience Our AI strategy focuses on more transparent and efficient enterprise solutions 27

Open: *Driving rapid innovation leveraging the developer community*

Open has won platform markets before

Enterprise Server Sales[1]



8.7M
3.7M
Linux
Windows

Open accelerates innovation in AI

66%

of models released in 2024 were open-source[2]

IBM & Red Hat know how to commercialize

IBM Research's deep capabilities in AI models and technology...
... with Red Hat's success in open technologies

$1.4B

OpenShift ARR[3]

[1] IDC Quarterly Enterprise Infrastructure Tracker, May 2024, IDC, Doc #US52098824
[2] Stanford Institute for Human-Centered AI (2024). AI Index report 2024. Stanford University.
[3] Refer to Exhibit 99.2 to the company's Form 8-K furnished to the SEC on February 4, 2025 for definition of ARR

IBM 28

Cost Efficient: *Orders of magnitude better cost performance*

Smaller open models delivering better performance at a fraction of the price...

Granite 7B + InstructLab	Performance	Cost
vs. ChatGPT 4 Turbo Use case: financial planning	↑4%	↓98%
vs. Llama 3 70B Use case: accounting	↑6%	↓75%

...running on the most economic AI stack

Analysis by IBM Research

IBM 29

Hybrid: *Fulfilling sovereignty, optimizing for flexibility*

Multiple silos drive IT and business complexity...

84%

of executives struggle with eliminating operational silos[1]

63%

of clients need to integrate data silos across multi-cloud architectures[2]

...only IBM can build, deploy, and manage software for hybrid cloud and AI watsonx

.ai | .data | .governance

watsonx accelerates productivity and runs anywhere...

OpenShift AI

RHEL AI | NEURAL MAGIC

...built on Red Hat's AI foundation + Neural Magic...

IBM Storage	GPUs
Data Center	CPUs
IBM Z	Clouds

...to train, inference, run on hybrid cloud at lower cost

[1] IBM Report Mastering Hybrid Cloud, 2022
[2] IBM Corporate Strategy analysis

IBM 30

Domain Expertise: To drive client adoption and experience IBM Technology is directly embedding domain expertise… Market forecast: Enterprise GenAI models with domain specificity1 …to accelerate productivity and evolve workflows with watsonx agents and assistants 1 Gartner 31 IBM Consulting is delivering expertise to external clients… …and innovating internally to improve delivery with IBM Consulting Advantage 75K ~50% IBM Consultants with GenAI skill certifications Productivity gains via Consulting Advantage

IBM’s integrated portfolio addresses enterprise AI needs 32

watsonx solves enterprise AI adoption challenges

Automate Business Processes

Take out complexity through GenAI-driven automation

watsonx Orchestrate

Accelerate **innovation** and drive **productivity**

Solve the Enterprise GenAI Data Problem

Only 1% of enterprise data is represented in models[1]

watsonx.data

Infuse **enterprise knowledge** into GenAI workloads

Empower Clients to Scale GenAI

Govern and manage GenAI to achieve scale

watsonx.ai
watsonx.governance

Manage GenAI workloads with **trust and transparency**

[1] Analysis by IBM

IBM 33

Why industry leaders choose IBM watsonx watsonx 34 watsonx Assistant watsonx Granite models watsonx Client satisfaction scaling watsonx Assistant across 11M customer footprint Productivity projected from AI and Automation value creation Cost efficient easy-to-deploy Granite models Expertise in real-time insights for 700M+ global fans

Proof points of a winning strategy

Industry Recognition

Leader

Gartner GenAI emerging magic quadrants[1]

Client Zero

600%

ROI using RHEL AI and OpenShift AI to reduce support cases and improve customer experience[2]

Market Traction

>$5B

AI book of business across Consulting and Software

IBM Multiplier

~5-6x

Software and Consulting multiplier for every $ of watsonx

[1] Gartner 2024 Magic Quadrants for Gen AI Model Providers and AI Knowledge Management Apps/General Productivity
[2] ROI achieved by Red Hat in twelve months
Note 9

IBM 35

Software Rob Thomas Senior Vice President, Software and Chief Commercial Officer

Track record of acceleration in Software ~80% recurring revenue in 2024 ~6pts organic growth in 2024 ~$1B GenAI book of business inception to date across Software 1 2020 figures using reported amounts in IBM’s 2021 10-K Note 6, 7, 9 Software Revenue growth 20201 2024 17% 41% Software Rule of 40 20201 2024 2% 9% $23B $27B 37

Software makes technology your advantage of organizations believe hybrid environments are optimal for managing applications and data2 80%+ 73% of companies use hybrid cloud today1 of models in 2027 will be domain specific vs. just 1% in 2023350% of executives says AI will enable business model innovation485% IBM is the only company that can build, deploy and manage software on hybrid cloud and AI 1 Flexera 2 IBM Institute of Business Value, Mainframes as mainstays of digital transformation, (Oct 2024) 3 Gartner, 3 bold and actionable predictions for future of GenAI (April 2024) 4 IBM Institute of Business Value, 5 Trends for 2025 38

IBM is recognized as a leader in Hybrid Cloud and AI Gartner Magic Quadrant for… − Access Management − API Management − Augmented Data Quality Solutions − Cloud AI Developer Services − Cloud Financial Management Tools − Container Management (Red Hat) − Data Integration Tools − Security Information and Event Management − Service Orchestration and Automation Platforms We are a Leader in 9 Gartner® Magic Quadrant reports from 2024 Source: Gartner, Magic Quadrant for Cloud Financial Management Tools, Dennis Smith, David Wright, Marco Meinardi, Ang Troy, Ken Rothenberger, 15 October 2024. GARTNER is a registered trademark and service mark of Gartner, Inc. and/or its affiliates in the U.S. and internationally, and MAGIC QUADRANT is a registered trademark of Gartner, Inc. and/or its affiliates and are used herein with permission. All rights reserved. Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner’s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose. This graphic was published by Gartner, Inc. as part of a larger research document and should be evaluated in the context of the entire document. The Gartner document is available upon request from IBM. 39 2024 Gartner® Magic Quadrant for Cloud Financial Management Tools

IBM's portfolio delivers end-to-end enterprise capabilities for Hybrid Cloud and AI

Hybrid Cloud

Containers | Virtualization | DevOps

Operating System | Applications

Automation

Application Integration | Networking | Resiliency

Asset Lifecycle Management | FinOps | Observability

Data

AI Assistants | AI Governance | AI Models

Databases | Data Intelligence | Data Security | Data Lakehouse

Transaction Processing

AI Code Assistant | Application Development Tools

Performance Monitoring and Optimization

watsonx

IBM Security

Modeled based on the new reported revenue categories which will be effective 1Q25

IBM 40

Our market leading products are fueling our growth…

	2024 Revenue	Revenue growth %	Key drivers
Hybrid Cloud	$6B+	12%	95%+ of businesses will run containerized applications by 2029[1] Capitalize on virtualization opportunity Monetize AI opportunity through OpenShift AI and RHEL AI
Automation	$7B	10%	Most comprehensive products for optimizing and managing technology investments AI fueling the need for automation across technology infrastructure Extending into software defined networking
Data	$6B	4%	Building next generation open warehouse/lakehouse, leveraging watsonx.data Leading SaaS products with watsonx Orchestrate, Planning Analytics and OpenPages Making AI enterprise-ready with data quality, security, integration and streaming
Transaction Processing	$8B	10%	New products for Mainframe automation and productivity tools Expanding workloads with Red Hat Security and identity requirements driving demand watsonx

IBM Security

9% total Software growth in 2024

Modeled based on the new reported revenue categories, which will be effective 1Q25

[1] Gartner, How to Run Containers and Kubernetes in Production, 2024

Note 6, 11

IBM 41

...with strong momentum in Red Hat

Red Hat's market leading products drive growth

OpenShift	RHEL	Ansible
Significant wins in OpenShift Virtualization	Strong demand for operational efficiencies of standardizing on one operating system	Taming operational complexity through automation
~20% growth	High single-digit growth	>20% growth

AI Neural Magic adds advanced model optimization capabilities to our core OpenShift AI and RHEL AI products

$1.4B

OpenShift ARR in 2024[1]

Double-digit

bookings growth for six consecutive quarters

Mid-teens

six-month revenue under contract (cRPO) growth[2]

FY2024 revenue growth rates at actual rates

[1] Refer to Exhibit 99.2 to the company's Form 8-K furnished to the SEC on February 4, 2025 for definition of ARR

[2] Represents six-month revenue under contract

IBM 42

We have entered a new era of innovation

Hybrid Cloud | Automation | Data | Transaction Processing

2020

- Cloud Paks
- OpenShift Virtualization

2021

- OpenShift Plus
- Instana
- Process Mining
- SevOne
- Turbonomic
- Watson Query

2022

- Nokia Cloudband
- OpenShift AI
- Envizi™ ESG Suite
- watsonx Orchestrate
- watsonx Orders
- Data Observability
- Fusion
- z/OS Connect

2023

- Ansible Lightspeed
- Device Edge
- Granite 1.0
- Apptio
- App Connect
- Hybrid Cloud Mesh
- SevOne AIOps
- StepZen
- Manta Data Lineage
- OpenPages
- watsonx.ai
- watsonx.data
- watsonx.gov
- watsonx Code Assistant
- Storage Ceph
- Storage Defender
- watsonx Code Assistant for Z

2024

- Granite 3.0
- Granite 2.0
- Red Hat Enterprise Linux AI
- InstructLab
- API Connect
- Concert
- Maximo for Facilities
- Network Observability
- webMethods
- DataStage
- Data Security Center
- Guardium AI Security
- StreamSets
- watsonx Orchestrate with Agents
- IntelliMagic
- Test Accelerator for IBM Z
- watsonx Assistant for IBM Z

IBM software available on AWS and Azure

Modeled based on the new reported revenue categories, which will be effective 1Q25

IBM 43

We have created an innovation culture in IBM AI and Tools One platform for SaaS, leveraging OpenShift AI for Code to accelerate development: 6% of code generated by AI today to 25%+ in the future Productivity and Speed Adopted industry leading productivity metrics: Development Frequency, Lead Time for Changes Driving client support productivity with automation Capacity and Locations Scaling development capacity across global lab footprint New labs (Kochi, India; Gandhinagar, India; Riyadh, Saudi Arabia) 44

IBM is a trusted partner for thousands of companies across the globe New logosLong time clients 45

And we are unlocking value for the enterprise 46 AI 33% increase in agent productivity AI-powered virtual assistant Hybrid Cloud >40% reduction in cost Modernized SAP infrastructure AI AI for payments Embedding watsonx in apps

Our go-to-market engine focuses on technical and experiential engagement to deliver value Go-to-market momentum – Simplified model and incentives – Invested in Client Engineering and Customer Success – Focused on strategic partnerships and growth markets Client expansion – Hybrid Cloud and AI synergies across the portfolio driving cross-sell and up-sell – Modernized program for ecosystem partners to grow with our Software – Targeted demand generation and digital sales to attract new clients to IBM 47

Software's role in IBM's flywheel for growth


Client Trust
Hybrid Cloud &
AI Leadership
Investment in
Innovation
Domain
Expertise
Ecosystem
Multiplier
IBM

Focused portfolio around hybrid cloud and AI, delivering 9% growth in 2024 and accelerating

Red Hat momentum through market share gains and AI + virtualization opportunity - with OpenShift driving a ~2-3x multiplier across IBM

Build on early GenAI leadership with ~$1B book of business – driving a ~5-6x watsonx multiplier opportunity

Extend leadership with investments in organic innovation, GTM transformation and synergistic M&A

Incumbency and trust with 93% of the Fortune 500 using IBM's hybrid cloud products

Note 6, 9

IBM 48

Consulting Mohamad Ali Senior Vice President, Consulting

A leading global consultancy 75 115 266,000 135,000 100% >85 Countries that we serve our clients in1 Client Innovation Centers, Design Studios, Security Operations Centers, and Cyber Ranges as part of our Global Network2 IBM Technology and Strategic Partner certifications earned across Adobe, AWS, Microsoft, Oracle, Salesforce, SAP, and Workday2 Industry credentials earned2 Of top 10 banks, automotive, telecom, media and entertainment, consumer/ retail, and healthcare and life sciences companies are clients2 Leader rankings by industry analysts across our services portfolio2 Global reach Relationships and leadership Skills and expertise 1 Based on countries with 2024 consulting revenue 2 As of year end 2024 50

We meet our clients’ needs in a large, growing market Client imperatives Market growth – 3-year CAGR Productivity Innovation Experience Security Source: IDC ICT Spending Guide July 2024, IDC Black Book November 2024, IDC Worldwide AI and Generative AI Spending Guide, 3-year CAGR 2025-2028 Growth Cost savings 51 +6% Business and IT Services +15% Hybrid Cloud Services +23% AI Services

Clients value our expertise to accelerate their digital transformation 75% of consulting buyers expect AI to have a positive impact on their use of consulting >$4B Generative AI Signings, inception-to-date AI optimism abounds 70% of buyers say the use of AI in consulting will make them buy from fewer, more trusted organizations Trust is central to success IBM Consulting leads in generative AI Source: 2024 IBV study of 400 C-level executives across 14 industries and 6 countries Note 9 52

Automation of a function Deliver standardized services through a platform We are pivoting fast to meet future needs as the market evolves People + AI Technology arbitrage Digitally transform core operating models with experts using assets Service as Software Yesterday Today Tomorrow→ → IBM Consulting strategy Lead in Human + Digital labor by becoming offering-led, asset-based Consulting Advantage empowers and enables our people People Labor arbitrage Run technology and business processes with low-cost labor and automation 53

Strategy & Technology - $11B to accelerate transformation Intelligent Operations - $9B to run more efficiently Run application workflows and business processes Manage application, data, and hybrid cloud workloads Integrate security solutions to de-risk and prevent threats Advise on strategy to drive growth and efficiency Re-design and implement complex end-to-end business processes and applications Build and modernize applications and data on hybrid cloud — — — — — — Dollar values represent FY 2024 results modeled based on the new reported revenue categories, which will be effective 1Q25 AI Our services portfolio leverages deep expertise to capture market growth and AI opportunities 54

1 As of year end 2024 2 Democratizing Ansible Development for IBM CIO Using watsonx, IBM 2024 75K IBM Consultants earned GenAI certifications1 50+ AI client references1 Agents Applications Methods IBM Consulting Advantage is a first of its kind AI-powered delivery platform leveraging IBM and partner technologies Up to 50% Productivity gains on projects2 We are accelerating AI expertise and outcomes 55

Largest IBM Technology and Red Hat GSI IBM Consultants earned watsonx certifications 70K $16B Signings, inception (2019) through 4Q24 Strategic partnerships with leading technology platforms Key strategic partners each contributing $1B+ in annual revenue1 3 Growth through top clients and transformational engagements Top client revenue growth versus total Consulting from 2021-2024 Growth in large deals over $50M from 2021–2024 ~2.5x 2x 1 Based on FY 2024 revenue Our track record demonstrates our success 56

DeliveryValue Capture Align pricing with our unique value proposition and deep expertise Scale pricing models for digital labor and assets Enhance efficiency and quality with AI-powered assets and automation to deliver accelerated outcomes for our clients Productivity Invest in skills and certifications to drive utilization Balance onshore/offshore mix for exceptional client service Optimize talent and cost structure Taking action to increase profit margin 57

We are helping clients prepare for the future “We’re on a mission to shape the future of air travel at Riyadh Air. Partnering with IBM has been a game changer in accelerating our success, leveraging their AI productivity in delivery, and together we’re pushing the boundaries of innovation to create a transformed passenger experience that is more seamless, personalized, and sustainable.” Adam Boukadida Chief Financial Officer Riyadh Air 58

Repositioned portfolio to align with IBM’s growth vectors of hybrid cloud and AI; >$4B GenAI book of business Leading the way with human + digital labor – a first of kind AI delivery platform leveraging IBM Technology Significant opportunity to grow penetration with strategic partners and use M&A to augment skills Tip of the spear driving scale and adoption of our platforms, pulling through Red Hat and IBM Technology Differentiated offerings, deep expertise, and integrated go-to-market driving market share expansion Consulting’s role in IBM’s flywheel for growth 59 Note 9

Infrastructure Ric Lewis Senior Vice President, Infrastructure

IBM Z IBM Storage Infrastructure SupportIBM Power 70% 3 generations of continuous program-to- program growth of the world’s transactions by value run on IBM Z #1 in uptime for enterprise workloads on distributed compute architectures1 220K storage all-flash array systems deployed worldwide 4.5M incidents resolved yearly by IBM Infrastructure Support 35K loyal worldwide enterprise client base 1.5x market growth rate of Software Defined Storage2 2.2M incidents handled through AI and automation 1 ITIC survey of 1,900 C-level executives gives IBM Power a 99.9999%+ availability rating (<0.3 seconds of downtime annually) 2 Based on IBM internal revenue and market estimates per IDC Powering the world’s most critical workloads 61 Distributed Infrastructure

Returning to growth with margin expansion

Infrastructure Revenue Growth[1]


~(4%)
~+2%
2018-2021
2021-2024

Infrastructure Segment Profit


~20% growth
~3pt margin expansion
2021
2024

Investment in Innovation

~30% increase in development investment in growth areas

Revamp of Business Model

~3pts margin expansion through rigorous product management

Optimization of the Value Chain

$1B+ in productivity savings from transformation of go-to-market, supply chain and operations

Transformation of Culture

Instilling a growth mindset, embracing change, collaborating across IBM, taking appropriate risk, and leaning in

[1] 2019, 2020 and 2021 using reported revenue in IBM's 2021 10-K, 2019 revenue growth YTY modeled for 2021 segment realignment
Note 3

IBM 62

Building on IBM Z momentum

Program to program revenue growth



z16
z15
z14
z13
First 8 Qtrs
Rest of Program

*Cumulative revenue comparison over programs

Evolving IBM Z to meet client needs



Resiliency
Security
Hybrid Cloud
AI Inferencing
2014
2025

Sustained Usage Growth

~3x installed capacity over the last decade



Standard MIPS
Specialty MIPS
Installed MIPS
+ AI MIPS
2014
2019
2024

250+
client identified AI use cases

2x
increase in new systems for resiliency

~3-4x
Stack multiplier for every $ of IBM Z hardware

Based on FY 2024 data

IBM 63

Execution Excellence Innovation for Growth Mainframe Storage – CyberVault and Safeguarded copies – End-to-end encryption – Compliance and regulation Software Investment Ecosystem Inventory/Supply Chain Optimization Value Capture Distributed and Tape – Computational storage – Real-time ransomware detection – Persistent long-term storage Software Defined Storage – High-performance storage software to disrupt traditional arrays – AI acceleration (Ceph, Scale) – Integrated vector database processing (Content-Aware Storage) Growing Storage faster than the market 64

Enterprise AI Focus – Targeted verticals – Specific use cases – Integrated value proposition Capturing AI infrastructure opportunities 65

66 Optimized AI pipeline with IBM Storage Low-cost, high-performance data access with IBM software defined storage Exascale supercomputing and AI capabilities across Europe Fraud prevention with AI on IBM Z Score 100% of transactions on fraud (<3ms, runtime execution) Step change reduction in false positives and improved customer experience AI-powered cancer diagnostics on IBM Power Advanced computational pathology for automated cancer diagnostics Protected customer data with quantum- safe encryption Helping our clients accelerate business outcomes

Build on IBM Z momentum through innovation to capitalize on incumbent workloads and data gravity Continue to take share in IBM Storage, capturing data- driven opportunities Expand solutions to address new AI market opportunities Delivering trust and incumbency, driving the rest of the IBM portfolio Infrastructure’s role in IBM’s flywheel for growth 67

Quantum Jay Gambetta Vice President, Quantum and IBM Fellow

“Quantum computing has the potential to create over $500B in value at tech maturity.” - BCG Source: BCG, “The Long-Term Forecast for Quantum Computing Still Looks Bright,” 2024 69

Our Quantum Strategy Change client's business with quantum computing Quantum Industry, Technical and Consulting Services Create, apply, and integrate quantum capabilities into workflows Make Qiskit the de facto quantum software platform IBM Software Develop and enable quantum workflows across existing software tools and products, leveraging where the data resides Differentiate the computing service IBM Quantum Platform Delivers performant quantum computing services and tools to simplify development IBM Quantum Data Center IBM Quantum Client System 70 Quantum System Integrator Partners Team with partners and help clients prepare for the quantum advantage Quantum Software and SaaS Partners Build Qiskit, the world's most popular SW stack for quantum computing, to help partners and users compose efficient solutions Third-party Application and Circuit Functions

IBM has the most performant quantum computers Superconducting vs Ions Speed 400x-2,000x faster @ 500 shots & 56 Qubits Cost 1,200x-70,000x cheaper @ 500 shots & 56 Qubits Key factors What really matters when comparing execution on various hardware? Scale: Can I run the job? Quality: Was the result correct? Speed: How long does it take to get a result? Cost: How much money was I charged? Utility scale defined as proven to be able to run a circuit larger than can be simulated classically by brute-force. System size and error rates sourced from publicly available system data sheets and published research papers. 71

IBM has deployed 75+ systems since 2016 Today, we have 13 utility-scale quantum computers (100+ qubits) operational in Poughkeepsie, NY; our European data center; and in client locations around the world 72

IBM has deployed more quantum systems than the rest of the world combined and continues to provide the most access to systems Key factors What really matters when clients choose a system? Ease of Use: How to I get access to the system? Reliability: Is the system available round-the-clock? Performance: Can I do work beyond classical simulations? Source: Publicly available press releases and system data sheets published by listed companies 73 Externally Available Systems Deployed to Date

Our development roadmap

2016–2019 ✓
Run quantum circuits on the IBM Quantum Platform

2020 ✓
Release multi-dimensional roadmap publicly with initial aim focused on scaling

2021 ✓
Enhancing quantum execution speed by 100x with Qiskit Runtime

2022 ✓
Bring dynamic circuits to unlock more computations

2023 ✓
Enhancing quantum execution speed by 5x with quantum serverless and Execution modes

2024 ✓
Improving quantum circuit quality and speed to allow 5K gates with parametric circuits

2025
Enhancing quantum execution speed and parallelization with partitioning and quantum modularity

2026
Improving quantum circuit quality to allow 7.5K gates

2027
Improving quantum circuit quality to allow 10K gates

2028
Improving quantum circuit quality to allow 15K gates

2029
Improving quantum circuit quality to allow 100M gates

2033+
Beyond 2033, quantum-centric supercomputers will include 1000's of logical qubits unlocking the full power of quantum computing

Data Scientist
Platform
- Qiskit Code Assistant ✓ (2024)
- Qiskit Functions Service ✓ (2025)
- Mapping Collection (On target) (2026)
- Specific Libraries (2027–2029)
- General purpose QC libraries (2033+)

Researchers
Middleware
- Qiskit Serverless ✓ (2023)
- Qiskit Transpiler Service ✓ (2024)
- Resource Management (On target) (2025)
- Circuit Knitting x P (On target) (2026)
- Intelligent Orchestration (2027–2029)
- Circuit libraries (2033+)

Quantum Physicist
Qiskit Runtime Service
- IBM Quantum Experience ✓ (2016–2020)
- QASM3 ✓ (2021)
- Dynamic circuits ✓ (2022)
- Execution Modes ✓ (2023)
- Heron (5K) ✓ — Error Mitigation; 5k gates, 133 qubits; Classical modular; 133x3 = 399 qubits
- Flamingo (5K) (On target) — Error Mitigation; 5k gates, 156 qubits; Quantum modular; 156x7 = 1092 qubits
- Flamingo (7.5K) — Error Mitigation; 7.5k gates, 156 qubits; Quantum modular; 156x7 = 1092 qubits
- Flamingo (10K) — Error Mitigation; 10k gates, 156 qubits; Quantum modular; 156x7 = 1092 qubits
- Flamingo (15K) — Error Mitigation; 15k gates, 156 qubits; Quantum modular; 156x7 = 1092 qubits
- Starling (100M) — Error correction; 100M gates, 200 qubits; Error corrected modularity
- Blue Jay (1B) — Error correction; 1B gates, 2000 qubits; Error corrected modularity

Processors:
- Early ✓ — Canary 5 qubits; Albatross 16 qubits; Penguin 20 qubits; Prototype 53 qubits
- Falcon ✓ — Benchmarking 27 qubits
- Eagle ✓ — Benchmarking 127 qubits

Innovation Roadmap

Software Innovation
- IBM Quantum Experience ✓
- Qiskit ✓ — Circuit and operator API with compilation to multiple targets
- Application modules ✓ — Modules for domain specific application and algorithm workflows
- Qiskit Runtime ✓ — Performance and abstract through Primitives
- Qiskit Serverless ✓ — Demonstrate concepts of quantum centric-supercomputing
- AI enhanced quantum ✓ — Prototype demonstrations of AI enhanced circuit transpilation
- Resource management ✓ — System partitioning to enable parallel execution
- Scalable circuit knitting (On target) — Circuit partitioning with classical reconstruction at HPC scale
- Error correction decoder (On target) — Demonstration of a quantum system with real-time error correction decoder

Hardware Innovation
- Early ✓ — Canary 5 qubits; Penguin 20 qubits; Albatross 16 qubits; Prototype 53 qubits
- Falcon ✓ — Demonstrate scaling with I/O routing with Bump bonds
- Hummingbird ✓ — Demonstrate scaling with multiplexing readout
- Eagle ✓ — Demonstrate scaling with MLW and TSV
- Egret ✓ — Tunable coupler demonstration
- Osprey ✓ — Enabling scaling with high density signal delivery
- Condor ✓ — Single system scaling and fridge capacity
- Heron ✓ — Architecture based on tunable-couplers
- Flamingo ✓ — Demonstrate scaling with modular connectors
- Crossbill ✓ — m- coupler
- Kookaburra (On target) — Demonstrate scaling with nonlocal c-coupler; Demonstrate path to improved quality with logical memory
- Cockatoo — Demonstrate path to improved quality with logical communication
- Starling — Demonstrate path to improved quality with logical gates

✓ Executed by IBM
On target

IBM 74

Qiskit is the most popular open-source quantum SDK Key factors What really matters when choosing a development platform? Ease of use: Is there comprehensive documentation? Stability: Is the code base stable and updated on a regular cadence? Performance: Can I run my workloads fast? Source: Unitary Foundation 2024 Quantum Open Source Software Survey Full-stack Development Platforms Adoption 75

Qiskit is the most built-upon quantum platform

Key factors

What really matters when building upon a development platform?

Ease of Use: Can I easily integrate the code base into my workflow?

Extensibility: Can others use my workflow?

Performance: Can my users run their workloads fast using my solution?



Quantum SDK Number of Dependent Projects
Qiskit
PennyLane (Xanadu)
Cirq (Google)
PyQuil (Rigetti)
TKET (Quantinuum)
Braket (AWS)
cuQuantum (NVIDIA)
CUDA Quantum (NVIDIA)
Ocean (D-Wave)
0
1,000
2,000
3,000
4,000
5,000

Source: GitHub insights dependency graphs for PennyLaneAI/pennylane, quantumlib/Cirq, rigetti/pyquil, CQCL/tket, amazon-braket/amazon-braket-schemas-python, NVIDIA/cuQuantum, NVIDIA/cuda-quantum, dwavesystems/dwave-ocean-sdk. Qiskit data taken from GitHub Insights Dependency API, with duplicate entries within the Qiskit-terra package removed
Data as of 01/22/25

IBM 76

IBM has the largest and strongest ecosystem advancing quantum computing Key factors What are the main benefits of being part of an ecosystem? Learning: Who can I partner with to accelerate development of needed skills? Collaboration: How do I collaborate with trusted leaders in quantum technology? Business: How can my partner help me derive value from quantum? The IBM Quantum Network has 280+ members including… 77 Industry members 50+ Commercial Partners and Startups 55+ Academic and Research Institutions 170+

IBM Quantum is approaching $1 billion of signings since inception1 2025 Demonstrate the quantum-centric data center with Qiskit + HPC 2026 Demonstrate quantum advantage 2027 Demonstrate a viable path to an error-corrected quantum computer 2028 Demonstrate the first error- corrected quantum computer 78 The next four years 1 Inception defined as 1Q17-4Q24

Financial Model James Kavanaugh Senior Vice President and Chief Financial Officer

Our long-term value creation framework

Revenue Acceleration
Growth through Software-led, integrated platforms

Higher Profitability
Mix, productivity, and scale driving FCF growth > revenue

Financial Flexibility
Fueling innovation and capital return to shareholders

5%+	Sustainable revenue growth
~10%	Software revenue growth
~1pt	Operating PTI margin expansion per year
~2-3pts	FCF growth above revenue

Note 12

IBM 80

IBM’s integrated strategy drives our value creation framework Client Trust ~80% of IBM revenue from clients who purchase from all three segments Hybrid Cloud & AI Leadership 93% of all Fortune 500 companies use IBM’s hybrid cloud products and solutions >$5B GenAI bookings ITD Domain Expertise Top 10 companies in each of banking, automotive, telecom, media, retail, and healthcare work with IBM Consulting Investment in Innovation >$20B invested in R&D since 2022, accelerating organic growth Ecosystem Multiplier Building multiple $1B+ revenue partnerships All data as of end of 2024 Note 9 81

Hybrid Cloud Red Hat revenue ~2x and built a $16B Consulting book of business since acquisition announcement Generative AI >$5B GenAI bookings across Software and Consulting Software-led portfolio Software ~45% of IBM revenue in 2024 Productivity and Operating Leverage $3.5B annualized savings achieved from 2022 to 2024 And has repositioned us for accelerating growth and higher profitability 20201 2024 2-yr. Revenue CAGR (3%) 3% Gross Profit 49% 58% PTI Margin 10% 18% FCF Margin 15% 20% 1 2020 using reported amounts in 2020 10-K Note 2, 3, 4, 5, 9 82

Driving consistent total shareholder return outperformance Since Kyndryl Separation November 2021 Trailing 3-year Trailing 1-year Total shareholder return as of January 30, 2025 Source: CapIQ 83

Momentum across our business positions us for the future 1 IDC Black Book, November 2024, IDC; IDC AI and Generative AI Spending Guide, August 2024, IDC, Doc #US52520724 Note 3, 6, 9 84

Our 2025 guidance reflects the next evolution of our model

	2025E
Revenue	**5%+**
PTI Margin	**>0.5pts**
Adj. EBITDA	**Double-digit growth**
Tax Rate	**Mid-teens**
Free Cash Flow	**~$13.5B**

Software
Approaching double digits

Consulting
Low single digits

Infrastructure
Mid-single digits

– Hybrid cloud platform accelerating

– Continued AI leadership across portfolio

– New IBM Z cycle driving full-stack growth

– Software mix shift and acceleration from innovation

– M&A scale and synergy realization

Note 10, 12, 13

IBM 85

Our revenue accelerators enable sustainable higher growth Note 3, 12, 13 86 Growth Accelerators Portfolio Mix Integrated Value Investment in Innovation

IBM is better positioned in higher growth end markets Higher growth revenue mix Transaction Processing Mid-single digits Software ~10% Hybrid Cloud Mid-teens Automation Low double digits Data Mid-to-high single digits Led by Software, approaching ~50% of the portfolio 20181 2024 Model Model 1 Data as-reported, under 2018 segment structure and C&CS data Information presented using new reported revenue categories, effective 1Q25 Note 12 87

Our integrated business accelerates client value and drives a multiplier effect on growth

Hybrid Cloud

The only company that builds, deploys and manages software for Hybrid Cloud

~2-3x Red Hat

Full stack multiplier for every $ of OpenShift

GenAI

Enterprise AI that aligns advanced technology with domain expertise

~5-6x watsonx

Software and Consulting multiplier for every $ of watsonx

IBM Z

Infrastructure for mission critical workloads

~3-4x IBM Z

Stack multiplier for every $ of IBM Z hardware

IBM 88

Focused investment is driving long-term sustainable growth GenAI bookings, inception to date>$5B AI Solutions OpenShift ARR growth to $1.4B through 20242>13x Hybrid Cloud Growth in installed MIPS over the last decade, driving our stack multiplier3x Critical Infrastructure Quantum bookings, inception to date Approaching $1B Emerging Technologies R&D as % of revenue 1 2020 using reported amounts in 2020 10-K 2 Refer to Exhibit 99.2 to the company’s Form 8-K furnished to the SEC on February 4, 2025 for definition of ARR Note 9 89 1

M&A ObjectivesM&A Principles M&A is a key enabler of our strategy Attractive financial profile, including FCF accretive in year 2 Drive compelling synergistic benefit across IBM Accelerate IBM’s Hybrid Cloud and AI strategy Drive 1-2 points of sustainable revenue growth annually Software ~75% of spend Consulting ~25% of spend 90Note 12

Unique synergy and value creation potential amplifies our strategy Increased emphasis on integration efficiency is accelerating synergy realization, reducing operational risk Note: Bars represent modeled M&A financial profile blend of Software and Consulting Assumes inorganic capital allocation of 75% Software and 25% Consulting Operating PTI Margin excludes financing costs Go-to-market synergies Leverage IBM’s global go-to-market reach Revenue Growth Operating PTI Margin Platform synergies Amplify value with IBM’s complementary offerings Integrated value synergies IBM’s integrated businesses drive adoption Operational synergies Optimize SG&A costs through IBM scale Includes integration costs Y5 Y1 -10% 20% Y5Y1 3.5x Synergies Standalone Synergies accelerate growth Efficiency grows margins Value creation leversM&A financial profile model 50% 50% 91Note 12

Track record of creating value through M&A

Red Hat

Acquired July 2019

Positions IBM as the leading hybrid cloud provider

>13x Growth in OpenShift revenue to ~$1.4B ARR in 2024[1]

28 New countries entered since acquisition announcement, leveraging IBM's scale to generate ~50% of revenue from outside the US

APPTIO

Acquired August 2023

Positions IBM as the leading provider of IT financial and operational insights

25%+ Growth in bookings since acquisition

#1 Cloudability recognized as a market leader, integrated with Turbonomic for best-in-class FinOps

NEUDESIC

Acquired February 2022

Positions IBM as a leading Microsoft services provider

4x Growth in revenue, including synergies, since acquisition

3x Average deal size has tripled and Neudesic clients have doubled since acquisition

[1] Refer to Exhibit 99.2 to the company's Form 8-K furnished to the SEC on February 4, 2025 for definition of ARR

IBM 92

Continued runway for margin expansion Portfolio mix Software approaching ~50% Productivity Attractive ROI from innovation Scale and Efficiency G&A competitiveness 93 Delivered ~1pt per year Operating PTI Margin expansion from 2021 to 2024, well ahead of mid-term model Note 2, 10, 12

Multiple levers for sustained productivity and efficiency 94 Productivity savings 2024 exit run rate Initial goal: $2B Achieved: Productivity savings 2024 exit run rate $3.5BEnhancing talent utilization Optimizing service delivery Streamlining our supply chain Creating value through procurement Automating workflows with our market-leading AI Leveraging technology in digitization

Free cash flow driven by durable higher revenue growth Quality Driven by Adjusted EBITDA Growth 2-3 pts > revenue Realization Maintain >125% 95 FCF Margin 15% 18% 20% 21% Exited 2024 with our highest reported free cash flow margin in history Note 1, 5, 8, 12

Continued disciplined capital allocation Our financial model provides ample flexibility Adjusted EBITDA growth unlocks incremental flexibility Post-dividend free cash flow grew 40%+ from 2022-2024 Strategic Investment Invest organically and through disciplined acquisitions to strengthen leadership in Hybrid Cloud and AI Financial Flexibility EBITDA growth creates incremental flexibility while maintaining a strong investment grade balance sheet Shareholder Returns Continue modest dividend growth and reduce payout ratio creating potential for share repurchase over time 96 Post-dividend free cash flow is free cash flow minus dividends paid in each year Note 12, 14

IBM is committed to maximizing value for shareholders A radically different company Focused Hybrid Cloud and AI portfolio aligned to client needs + a culture of growth and performance Accelerating revenue growth to 5%+ Proven repositioning, on path to accelerate growth Delivering FCF growth > revenue growth Ongoing productivity initiatives and operating leverage Returning capital to shareholders Dividend growth and financial flexibility for opportunistic share repurchase 97 Note 12

Appendix

IBM's new reported revenue categories

Segments	2024 Revenue	2024 Profit Margin	Revenue categories	Target growth
Software	$27B *~45% of total*	32%	Hybrid Cloud	Mid-teens
			Automation	Low double digits
			Data	Mid-to-high single digits
			Transaction Processing	Mid-single digits
Consulting	$21B *~33% of total*	10%	Strategy and Technology Intelligent Operations	Market +
Infrastructure	$14B *~22% of total*	18%	Hybrid Infrastructure Infrastructure support	~1-3%

Note 12

IBM 99

Notes 100 Note 1 Free cash flow is a non-GAAP measure. For additional information, please refer to slide 4. Note 2 Pre-tax income margin is operating and a non-GAAP measure. For additional information, please refer to slide 4. Note 3 2-year and 3-year CAGR are at constant currency and are non-GAAP measures. For additional information, please refer to slide 101 (2-year CAGR) and 104 (3-year CAGR). Note 4 Gross profit margin is operating and a non-GAAP measure. For additional information, please refer to slide 4. Note 5 Free cash flow margin equals full-year free cash flow divided by full-year revenue and is a non-GAAP measure. For additional information, please refer to slide 105. Note 6 Revenue growth rate shown is at constant currency and is a non-GAAP measure. For additional information, please refer to slide 4. Note 7 Rule of 40 equals year-to-year (YtY) revenue growth rate at constant currency plus full-year segment profit margin. The YtY revenue growth is at constant currency and is a non-GAAP measure. For additional information, please refer to slide 102. Note 8 Free cash flow realization equals free cash flow divided by operating net income. Note 9 Generative AI book of business includes Software transactional revenue, SaaS Annual Contract Value and Consulting signings. GenAI book of business for Software and Consulting is approximately ~$1B and >$4B respectively inception to date through 4Q24. Note 10 Forward looking pre-tax income margin is operating and is a non-GAAP measure. For additional information, please refer to slide 4. Note 11 2024 software revenue and growth rates are estimated based on the new reported revenue category structure effective 1Q25 and are at constant currency. Growth rates at constant currency are non-GAAP measures. For additional information, please refer to 103. Note 12 IBM is unable to provide, without unreasonable efforts, a reconciliation to the nearest GAAP measure for the following forward-looking measures: full-year 2025 expectations of Adjusted EBITDA, free cash flow and free cash flow margin and long-term model expectations of revenue growth at constant currency for total IBM, by segment, and by reported revenue category, operating pre-tax income margin, free cash flow, free cash flow realization and acquisition related activity. IBM cannot determine without unreasonable efforts the currency impact on long-term revenue growth at constant currency as it is dependent on long-term currency fluctuations and segment and reported revenue categories mix and concentration. Additionally, we cannot reasonably determine acquisition related revenue, profit contribution, or costs, including amortization of acquired intangibles, of future acquisitions not yet made. Please refer to Exhibit 99.2 to the company’s Form 8-K furnished to the SEC on February 4, 2025 for information related to other forward-looking non-GAAP measures and why it is impractical to reconcile. Note 13 Forward looking 2025 FY revenue growth of 5%+ is at constant currency and is a non-GAAP measure. We expect constant currency impact of ~(2 pts). in 2025. For additional information, please refer to slide 4. Note 14 Post dividend free cash flow growth rate is calculated by taking the average of the last two years' growth in free cash flow post dividends paid and is a non-GAAP measure. For additional information, please refer to slide 106.

Non-GAAP reconciliation Reconciliation of 2-year revenue CAGR 101 2-year compound average revenue growth rate 2018-2020* GAAP @CC Total Revenue (4%) (3%) 2-year compound average revenue growth rate 2022-2024 GAAP @CC Total Revenue 2% 3% Consulting 2% 3% Infrastructure (4%) (3%) *Reported revenue in each respective years' 10-K The above reconciles the non-GAAP financial information contained in the "Transformation & Vision" and "Financial Model" discussion in the IBM Investor Day materials. See Exhibit 99.2 included in the company’s Form 8-K furnished with the SEC on February 4, 2025, for additional information on the use of these non-GAAP financial measures.

102 Non-GAAP reconciliation Reconciliation of Software "Rule of 40" Software "Rule of 40" GAAP Revenue growth YtY + Segment profit margin Revenue growth YtY @CC + Segment profit margin FY 2024 40% 41% The above reconciles the non-GAAP financial information contained in the "Software" discussion in the IBM Investor Day materials. See Exhibit 99.2 included in the company’s Form 8-K furnished with the SEC on February 4, 2025, for additional information on the use of these non-GAAP financial measures.

103 Non-GAAP reconciliation Reconciliation of Software reported revenue categories modeled growth - FY 2024 FY24 Yr/Yr* GAAP @CC Hybrid Cloud 11% 12% Automation 9% 10% Data 3% 4% Transaction Processing 9% 10% *Estimated using reported revenue categories effective January 1, 2025 The above reconciles the non-GAAP financial information contained in the "Software" discussion in the IBM Investor Day materials. See Exhibit 99.2 included in the company’s Form 8-K furnished with the SEC on February 4, 2025, for additional information on the use of these non-GAAP financial measures.

104 Non-GAAP reconciliation Reconciliation of 3-year revenue CAGR 3-year compound average revenue growth rate 2021-2024 GAAP @CC Infrastructure (0%) 2% The above reconciles the non-GAAP financial information contained in the "Infrastructure" and "Financial Model" discussion in the IBM Investor Day materials. See Exhibit 99.2 included in the company’s Form 8-K furnished with the SEC on February 4, 2025, for additional information on the use of these non-GAAP financial measures.

105 Non-GAAP reconciliation Reconciliation of free cash flow margin - FY 2020 & FY 2022-FY 2024 Operating cash flow as a % of GAAP revenue Free cash flow as a % of GAAP revenue 2020 25% 15% 2022 17% 15% 2023 23% 18% 2024 21% 20% The above reconciles the non-GAAP financial information contained in the "Transformation & Vision" and "Financial Model" discussion in the IBM Investor Day materials. Refer to "Forward-looking statements and non-GAAP information" slide in the IBM Investor Day materials, for additional information on the use of these non-GAAP financial measures.

106 Non-GAAP reconciliation Reconciliation of post-dividend free cash flow growth - FY 2022- FY 2024 FY 2024 FY 2023 FY 2022 Free cash flow* 12.7 11.2 9.3 Less: cash dividends paid 6.1 6.0 5.9 Free cash flow post dividend 6.6 5.2 3.4 Average annual post dividend growth YtY - 2022-2024** 40%+ * Cash from operations growth rate YtY for FY 2024 is (4%) and for FY 2023 is 34% **Calculated by taking the average of the last two years' growth in free cash flow post dividends paid The above reconciles the non-GAAP financial information contained in the "Financial Model" discussion in the IBM Investor Day materials. Refer to "Forward-looking statements and non-GAAP information" slide in the IBM Investor Day materials, for additional information on the use of these non-GAAP financial measures.

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